13. Stock and Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2014
Past due days
Reconciliation of numerators and denominators of basic and diluted earnings per common share computation
	2014	2013

Income available to common stockholders	$ 2,526	$ 1,482
Weighted average shares outstanding	6,964	5,011
Shares outstanding including assumed conversion	9,056	5,011
Basic earnings per common share	$ 0.36	$ 0.30
Fully diluted earnings per share (including convertible preferred shares oustanding)	$ 0.28	$ 0.30